Exhibit 99.2

ACI Worldwide to Acquire Western Union’s Speedpay

U.S. Domestic Bill Pay Business

NAPLES, FLA and DENVER, CO – February 28, 2019 – ACI Worldwide (NASDAQ: ACIW), a leading global provider of real-time electronic payment and banking solutions, and The Western Union Company (NYSE: WU), a global leader in cross-border, cross-currency money movement, today announced they have entered into a definitive agreement for ACI to acquire Speedpay, Western Union’s United States bill pay business, for $750 million in an all-cash transaction. This acquisition brings together two leading bill pay portfolios in the rapidly-evolving U.S. electronic bill pay and presentment (EBPP) market.

Together, the ACI and Speedpay bill pay solutions will serve more than 4,000 customers across the U.S., bringing expanded reach in existing and complementary segments such as consumer finance, insurance, healthcare, higher education, utilities, government and mortgage. This will enable the combined business to more effectively serve a rapidly-evolving category as well as pursue additional vertical segments.

The acquisition of Speedpay will increase the scale of ACI’s On Demand platform business and will accelerate platform innovation through increased R&D spend and investments in ACI On Demand’s platform infrastructure. ACI will bring together the Speedpay and UP Bill Payment platforms into a unified bill payment platform that will support billions of transactions. Moreover, the combined ACI and Speedpay team of bill payments experts will bring together decades of vertical experience and payments thought leadership, developing and delivering end-to-end solutions that more efficiently address specific business needs and add more value to customers and partners.

“This acquisition reinforces ACI’s “any payment, every possibility” vision and accelerates our ability to capitalize on the growing global payment transaction opportunity over the next five years. It presents a great opportunity for ACI to strengthen and add scale to our On Demand business, and provides fuel for growth and increased R&D investment which will benefit both ACI and Speedpay customers,” said Phil Heasley, president and CEO, ACI Worldwide. “We are excited to welcome the talented Speedpay team into the ACI family. With decades of proven success, the ACI and Speedpay teams have a deep understanding of bill payments, and the combination of our portfolios delivers an unmatched value proposition.”

With more than 15 billion transactions in 2018, the U.S. bill pay market continues to grow at steady mid-single digit rates. This growth is driven by factors such as increased consumer adoption of digital and mobile payments, the move to real-time payments and digital subscription billing.

Hikmet Ersek, president and CEO of Western Union, stated, “Divesting the Speedpay business allows us to concentrate our resources on our cross-border money movement strategies and monetize a non-core asset for our shareholders. Our strategy remains focused on expanding our digital services, leveraging our platform to unlock new cross-border, cross-currency payments opportunities, and generating additional operating efficiencies.”

The addition of the Speedpay business, generating more than $350 million in revenue and $90 million in adjusted EBITDA in 2018, provides compelling financial benefit to ACI and is expected to materially improve net adjusted EBITDA margin in ACI’s On Demand segment. The transaction is subject to customary closing conditions and regulatory approvals and is expected to close by the end of the second quarter of 2019.

Centerview Partners LLC is acting as financial advisor to Western Union and BofA Merrill Lynch is acting as financial advisor to ACI. Sidley Austin LLP is Western Union’s counsel and Jones Day is advising ACI.

In a separate press release issued today, ACI announced fourth quarter and full year 2018 financial results. The press release is available in the Investor Relations section of ACI’s website www.aciworldwide.com/.

ACI will host a conference call at 8:30 am EST today to discuss the transaction as well as fourth quarter and full year 2018 financial results. Interested persons may access a real-time audio broadcast of the teleconference at http://investor.aciworldwide.com/ or use the following numbers for dial-in participation: US/Canada: (866) 914-7436, International/Local: +1 (817) 385-9117. Please provide your name, the conference name ACI Worldwide, Inc. and conference ID code 5556709.

There will be a replay available for two weeks on (855) 859-2056 for US/Canada and +1 (404) 537-3406 for International/Local dial-In participants.

About ACI Worldwide

ACI Worldwide, the Universal Payments (UP) company, powers electronic payments for more than 5,100 organizations around the world. More than 1,000 of the largest financial institutions and intermediaries, as well as thousands of global merchants, rely on ACI to execute $14 trillion each day in payments and securities. In addition, myriad organizations utilize our electronic bill presentment and payment services. Through our comprehensive suite of software solutions delivered on customers’ premises or through ACI’s private cloud, we provide real-time, immediate payments capabilities and enable the industry’s most complete omni-channel payments experience. To learn more about ACI, please visit www.aciworldwide.com. You can also find us on Twitter @ACI_Worldwide.

About Western Union

The Western Union Company (NYSE: WU) is a global leader in cross-border, cross-currency money movement. Our omnichannel platform connects the digital and physical worlds and makes it possible for consumers and businesses to send and receive money and make payments with speed, ease, and reliability. As of December 31, 2018, our network included over 550,000 retail agent locations offering Western Union, Vigo or Orlandi Valuta branded services in more than 200 countries and territories, with the capability to send money to billions of accounts. Additionally, westernunion.com, our fastest growing channel in 2018, is available in more than 60 countries, plus additional territories, to move money around the world. In 2018, we moved over $300 billion in principal in nearly 130 currencies and processed 34 transactions every second across all our services. With our global reach, Western Union moves money for better, connecting family, friends and businesses to enable financial inclusion and support economic growth. For more information, visit www.westernunion.com.

© Copyright ACI Worldwide, Inc. 2019

ACI, ACI Worldwide, the ACI logo, ACI Universal Payments, UP, the UP logo and all ACI product/solution names are trademarks or registered trademarks of ACI Worldwide, Inc., or one of its subsidiaries, in the United States, other countries or both. Other parties’ trademarks referenced are the property of their respective owners.

Product roadmaps are for informational purposes only and may not be incorporated into a contract or agreement. The development release and timing of future product releases remains at ACI’s sole discretion. ACI is providing the following information in accordance with ACI’s standard product communication policies. Any resulting features, functionality, and enhancements or timing of release of such features, functionality, and enhancements are at the sole discretion of ACI and may be modified without notice. All product roadmap or other similar information does not represent a commitment to deliver any material, code, or functionality, and should not be relied upon in making a purchasing decision.

ACI Forward-Looking Statements

This press release contains forward-looking statements based on current expectations that involve a number of risks and uncertainties. Generally, forward-looking statements do not relate strictly to historical or current facts and may include words or phrases such as “believes,” “will,” “expects,” “anticipates,” “intends,” and words and phrases of similar impact. The forward-looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this press release include, but are not limited to, statements regarding: (i) expectations that the acquisition will increase the scale of ACI’s On Demand platform business and will accelerate platform innovation through increased R&D spend and investments in ACI On Demand’s platform infrastructure; (ii) expectations that the acquisition accelerates our ability to capitalize on the growing global payment transaction opportunity over the next five years, expectations regarding the opportunity for ACI to strengthen and add scale to our On Demand business, and expectations that the combination will provide fuel for growth and increased R&D investment which will benefit both ACI and Speedpay customers; (iii) expectations that the U.S. bill pay market continues to grow at steady mid-single digit rates and that this growth is driven by consumer adoption of digital and mobile payments, real-time payments growth and digital subscription billing; (iv) expectations that the acquisition provides compelling financial benefit to ACI and is expected to materially improve net adjusted EBITDA margin in ACI’s On Demand segment; and (v) expectations that the transaction will close by the end of the second quarter of 2019.

All of the foregoing forward-looking statements are expressly qualified by the risk factors discussed in our filings with the Securities and Exchange Commission. Such factors include, but are not limited to, increased competition, the success of our Universal Payments strategy, demand for our products, restrictions and other financial covenants in our debt agreement, consolidations and failures in the financial services industry, customer reluctance to switch to a new vendor, the accuracy of management’s backlog estimates, the maturity of certain products, failure to obtain renewals of customer contracts or to obtain such renewals on favorable terms, delay or cancellation of customer projects or inaccurate project completion estimates, volatility and disruption of the capital and credit markets and adverse changes in the global economy, our existing levels of debt, impairment of our goodwill or intangible assets, litigation, future acquisitions, strategic partnerships and investments, the complexity of our products and services and the risk that they may contain hidden defects or be subjected to security breaches or viruses, compliance of our products with applicable legislation, governmental regulations and industry standards, our ability to protect customer information from security breaches or attacks, our compliance with privacy regulations, our ability to adequately defend our intellectual property, exposure to credit or operating risks arising from certain payment funding methods, the cyclical nature of our revenue and earnings and the accuracy of forecasts due to the concentration of revenue-generating activity during the final weeks of each quarter, business interruptions or failure of our information technology and communication systems, our offshore software development activities, risks from operating internationally, including fluctuations in currency exchange rates, exposure to unknown tax liabilities, volatility in our stock price, and potential claims associated with our sale and transition of our CFS assets and liabilities. For a detailed discussion of these risk factors, parties that are relying on the forward-looking statements should review our filings with the Securities and Exchange Commission, including our most recently filed Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q.

Western Union Safe Harbor Compliance Statement for Forward-Looking Statements

This press release contains certain statements that are forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Actual outcomes and results may differ materially from those expressed in, or implied by, our forward-looking statements. Words such as “expects,” “intends,” “anticipates,” “believes,” “estimates,” “guides,” “provides guidance,” “provides outlook” and other similar expressions or future or conditional verbs such as “may,” “will,” “should,” “would,” “could,” and “might” are intended to identify such forward-looking statements. Readers of this press release of The Western Union Company (the “Company,” “Western Union,” “we,” “our” or “us”) should not rely solely on the forward-looking statements and should consider all uncertainties and risks discussed in the “Risk Factors” section and throughout the Annual Report on Form 10-K for the year ended December 31, 2018. The statements are only as of the date they are made, and the Company undertakes no obligation to update any forward-looking statement.

Possible events or factors that could cause results or performance to differ materially from those expressed in our forward-looking statements include the following: (i) events related to our business and industry, such as: changes in general economic conditions and economic conditions in the regions and industries in which we operate, including global economic downturns and trade disruptions, or significantly slower growth or declines in the money transfer, payment service, and other markets in which we operate, including downturns or declines related to interruptions in migration patterns, or non-performance by our banks, lenders, insurers, or other financial services providers; failure to compete effectively in the money transfer and payment service industry, including among other things, with respect to price, with global and niche or corridor money transfer providers, banks and other money transfer and payment service providers, including electronic, mobile and Internet-based services, card associations, and card-based payment providers, and with digital currencies and related protocols, and other innovations in technology and business models; political conditions and related actions, including trade restrictions and government sanctions, in the United States and abroad which may adversely affect our business and economic conditions as a whole, including interruptions of United States or other government relations with countries in which we have or are implementing significant business relationships with agents or clients; deterioration in customer confidence in our business, or in money transfer and payment service providers generally; our ability to adopt new technology and develop and gain market acceptance of new and enhanced services in response to changing industry and consumer needs or trends; changes in, and failure to manage effectively, exposure to foreign exchange rates, including the impact of the regulation of foreign exchange spreads on money transfers and payment transactions; any material breach of security, including cybersecurity, or safeguards of or interruptions in any of our systems or those of our vendors or other third parties; cessation of or defects in various services provided to us by third-party vendors; mergers, acquisitions, and the integration of acquired businesses and technologies into our Company, divestitures, and the failure to realize anticipated financial benefits from these transactions, and events requiring us to write down our goodwill; decisions to change our business mix; failure to manage credit and fraud risks presented by our agents, clients and consumers; failure to maintain our agent network and business relationships under terms consistent with or more advantageous to us than those currently in place, including due to increased costs or loss of business as a result of increased compliance requirements or difficulty for us, our agents or their subagents in establishing or maintaining relationships with banks needed to conduct our services; changes in tax laws, or their interpretation, including with respect to United States tax reform legislation enacted in December 2017 (the “Tax Act”), any subsequent regulation, and potential related state income tax impacts, and unfavorable resolution of tax contingencies; adverse rating actions by credit rating agencies; our ability to realize the anticipated benefits from business transformation, productivity and cost-savings, and other related initiatives, which may include decisions to downsize or to transition operating activities from one location to another, and to minimize any disruptions in our workforce that may result from those initiatives; our ability to protect our brands and our other intellectual property rights and to defend ourselves against potential intellectual property infringement claims; our ability to attract and retain qualified key employees and to manage our workforce successfully; material changes in the market value or liquidity of securities that we hold; restrictions imposed by our debt obligations; (ii) events related to our regulatory and litigation environment, such as: liabilities or loss of business resulting from a failure by us, our agents or their subagents to comply with laws and regulations and regulatory or judicial interpretations thereof, including laws and regulations designed to protect consumers, or detect and prevent money laundering, terrorist financing, fraud and other illicit activity; increased costs or loss of business due to regulatory initiatives and changes in laws, regulations and industry practices and standards, including changes in interpretations, in the United States and abroad, affecting us, our agents or their subagents, or the banks with which we or our agents maintain bank accounts needed to provide our services, including related to anti-money laundering regulations, anti-fraud measures, our licensing arrangements, customer due diligence, agent and subagent due diligence, registration and monitoring requirements, consumer protection requirements, remittances, and immigration; liabilities, increased costs or loss of business and unanticipated developments resulting from governmental investigations and consent agreements with or enforcement actions by regulators, including those associated with the settlement agreements with the United States Department of Justice, certain United States Attorney’s Offices, the United States Federal Trade Commission, the Financial Crimes Enforcement Network of the United States Department of Treasury, and various state attorneys general (the “Joint Settlement Agreements”), and those associated with the January 4, 2018 consent order which resolved a matter with the New York State Department of Financial Services (the “NYDFS Consent Order”); liabilities resulting from litigation, including class-action lawsuits and similar matters, and regulatory enforcement actions, including costs, expenses, settlements and judgments; failure to comply with regulations and evolving industry standards regarding consumer privacy and data use and security, including with respect to the General Data Protection Regulation (“GDPR”) approved by the European Union (“EU”); failure to comply with the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), as well as regulations issued pursuant to it and the actions of the Consumer Financial Protection Bureau (“CFPB”) and similar legislation and regulations enacted by other governmental authorities in the United States and abroad related to consumer protection and derivative transactions; effects of unclaimed property laws or their interpretation or the enforcement thereof; failure to maintain sufficient amounts or types of regulatory capital or other restrictions on the use of our working capital to meet the changing requirements of our regulators worldwide; changes in accounting standards, rules and interpretations or industry standards affecting our business; and (iii) other events, such as: catastrophic events; and management’s ability to identify and manage these and other risks.

Contacts:

ACI Media Relations:

Dan Ring

+1 (781) 370-3600

dan.ring@aciworldwide.com

ACI Investor Relations:

John Kraft

+1 (239) 403-4627

John.kraft@aciworldwide.com

Western Union Media Relations:

Claire Treacy

+1 (720) 332-0652

claire.treacy@westernunion.com

Western Union Investor Relations:

Mike Salop

+1(720) 332-8276

mike.salop@westernunion.com